Fees Summary	Sep. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 356,730,000
Previously Paid Amount	0
Total Fee Amount	52,653.35
Total Offset Amount	0
Net Fee	$ 52,653.35